Exhibit 10.3

LIMITED RECOURSE GUARANTY

THIS LIMITED RECOURSE GUARANTY (“Guaranty”) is made this 28th day of January, 2011, by STRATEGIC STORAGE TRUST INC., a Maryland corporation (the “Guarantor”), in favor of CITIGROUP GLOBAL MARKETS REALTY CORP. (including its successors, transferees and assigns, the “Lender”).

RECITALS:

A.        Lender and each of the parties set forth on Schedule A attached hereto, (individually and collectively, as the context may require, “Borrower”) have entered into a certain Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Properties as defined and more particularly described in the Loan Agreement.

B.        Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lender’s making of the Loan to Borrower.

C.        The Loan is evidenced by a certain Promissory Note executed by Borrower and payable to the order of Lender (such Promissory Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

D.        Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the Guaranteed Recourse Obligations of Borrower (defined below), this Guaranty being upon the following terms and conditions:

1.        Guaranteed Recourse Obligations of Borrower. Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter the payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Article 13 of the Loan Agreement.

2.        Certain Agreements and Waivers by Guarantor.

(a)        Guarantor hereby agrees that each of the following shall constitute Events of Default hereunder (i) the occurrence of a default by Guarantor in payment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, when such indebtedness becomes due and (ii) a breach of the terms of Section 10.1(f) of the Loan Agreement.

(b)        In the event the Guaranteed Recourse Obligations of Borrower come due under the Loan Agreement, the Guaranteed Recourse Obligations of Borrower, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender. In such event Guarantor shall, on demand, pay the Guaranteed Recourse Obligations of Borrower to Lender. It shall not be necessary for Lender, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against

Borrower or others liable for the Debt, (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Recourse Obligations of Borrower or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Recourse Obligations of Borrower.

(c)        Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Recourse Obligations of Borrower, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto.

(d)        In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (so long as and to the extent that such amounts so refunded constituted part of the Guaranteed Recourse Obligations of Borrower), and any interest paid by Lender and any reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection therewith. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantor on demand by Lender.

3.        Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(a)        such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Recourse Obligations of Borrower and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Recourse Obligations of Borrower;

(b)        Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed;

(c)        Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(d)        Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4.        Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor.

5.        Assignment by Lender. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Recourse Obligations of Borrower so assigned, may be transferred with such Guaranteed Recourse Obligations of Borrower. Guarantor waives notice of any transfer or assignment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

6.        Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Recourse Obligations of Borrower, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Recourse Obligations of Borrower are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Recourse Obligations of Borrower).

7.        Nature of Guaranty. Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that Guarantor is liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Recourse Obligations of Borrower and the Debt, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Lender’s enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any).

8.        Governing Law; Forum. The validity, enforcement and interpretation hereof shall for all purposes be governed by and construed in accordance with the laws of the state of New York and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Recourse Obligations of Borrower are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the jurisdiction of any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in which any of the Properties are located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Recourse Obligations of Borrower. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under Applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth for Guarantor in the Loan Agreement, or at a subsequent address of which Lender received actual notice from Guarantor in accordance with said Section, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of

Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.

9.        Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by Applicable Law.

10.        Attorneys’ Fees, Costs and Expenses of Collection. Guarantor shall pay on demand all reasonable attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without limitation, all attorneys’ fees, costs and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Recourse Obligations of Borrower.

11.        Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

12.        Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under Applicable Law. Should it be determined that any portion of the Guaranteed Recourse Obligations of Borrower or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under Applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under Applicable Law. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

13.        Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to Guarantor shall be addressed as follows:

Strategic Storage Trust Inc.

111 Corporate Drive, Suite 120

Ladera Ranch, CA 92694

Attn: H. Michael Schwartz

14.        Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Recourse Obligations of Borrower, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

15.        Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Recourse Obligations of Borrower, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Lender), whether such rights arise under an express or implied contract or by operation of law, until such time as the Debt has been indefeasibly repaid in full. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan as evidenced by the Note to Borrower.

16.        Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s reasonable request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

17.        No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.

18.        Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Security Instrument and/or Applicable Law with respect to any of the Properties or any other Loan Documents.

19.        Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

20.        Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

21.        Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Recourse Obligations of Borrower. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by

Guarantor of the Guaranteed Recourse Obligations of Borrower. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22.    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENTS, THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

23.        Consent to Jurisdiction. Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon Guarantor as provided in the Loan Documents or as otherwise permitted by Applicable Law. Guarantor hereby releases, to the extent permitted by Applicable Law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Lender shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.

24.        Waivers.

(a)        Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to): (i) [reserved]; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Recourse

Obligations of Borrower; (iv) any homestead exemption or any other similar exemption under Applicable Law and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Recourse Obligations of Borrower; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Recourse Obligations of Borrower, including any impairment of Guarantor’s recourse against any Person or collateral; (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Recourse Obligations of Borrower, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower; (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Recourse Obligations of Borrower and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Recourse Obligations of Borrower, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Recourse Obligations of Borrower; (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Recourse Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Recourse Obligations of Borrower, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower; (xi) if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower or pay the amount thereof to someone else; (xii) the making of advances by Lender to protect its interest in the Properties, preserve the value of the Properties or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (xiv) the unenforceability of all or any part of the Guaranteed Recourse Obligations of Borrower against Borrower, whether because the Guaranteed Recourse Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Recourse Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereunder regardless of whether Borrower or any other Person be found not liable on the Guaranteed Recourse Obligations of Borrower, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Recourse Obligations of Borrower, whether or not consented to by Lender; and/or (xvi) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(b)        This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives:

(i)        any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever; and

(ii)        any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25.        Representations, Warranties and Covenants of Guarantor. Guarantor hereby makes the following representations, warranties and covenants: (a) Guarantor is duly organized, validly existing and in good standing under the laws of its state of formation, and Guarantor has all requisite right and power to execute and deliver this Guaranty and to perform the Guaranteed Recourse Obligations of Borrower; (b) the execution, delivery and performance of this Guaranty and the incurrence of the Guaranteed Recourse Obligations of Borrower, now or hereafter owing, and the creation of liens on Guarantor’s assets (i) are within the powers of Guarantor and (ii) do not require any approval or consent of, or filing with, any governmental authority or other Person (or such approvals and consents have been obtained and delivered to the Lender) and are not in contravention of any provision of law applicable to Guarantor; (c) this Guaranty and the other Loan Documents to which Guarantor is a party constitutes when delivered, valid and binding obligations of Guarantor, enforceable in accordance with their respective terms; (d) Guarantor is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any restriction, which is likely to have a Material Adverse Effect; (e) Guarantor has filed all tax returns which are required to be filed (or obtained proper extensions of time for the filing thereof) and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received; (f) subject to the terms of Section 3.13 of the Loan Agreement, the financial statements and other information pertaining to Guarantor submitted to Lender are true, complete and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; (g) there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the actual knowledge of Guarantor, threatened, which involves a risk of any material judgment or liability not fully covered by insurance (other than any deductible) which is likely to be adversely determined and if so, would have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Guarantor which has a Material Adverse Effect; (h) the making of the Loan to Borrower will result in material benefits to Guarantor. Each of the representations of and/or relating to Guarantor set forth in the other Loan Documents are hereby re-made by Guarantor and incorporated herein by reference as if fully set forth herein; (i) Guarantor (1) has not entered into this Guaranty or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) has received reasonably equivalent value in exchange for the Guaranteed Recourse Obligations of Borrower hereunder and under the Loan Documents; and (j) Guarantor is not a “foreign person” within the meaning of Section 1445(1)(3) of the Internal Revenue Code.

26.        Financial Covenants of Guarantor.

(a)        Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Lender and any authorized representatives of Lender to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Guarantor, at all reasonable times (which shall be at Guarantor’s expense during the continuance of an Event of Default), during normal business hours, at Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent. Guarantor shall also provide to Lender, upon Lender’s reasonable request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Lender may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Lender.

(b)        Lender shall have the right, at any time and from time to time upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of Guarantor.

(c)        During the term hereunder, Guarantor will furnish or cause to be furnished to Lender, as soon as available, and in any event within ninety (90) days after the end of each calendar year, the annual financial statements of Guarantor, which financial statements shall be prepared on an unaudited basis, in form substantially similar to those previously delivered by Guarantor to Lender and which shall include Guarantor’s balance sheet, tax returns and statements of net worth and contingent liabilities. All such financial statements shall (A) be prepared by Guarantor’s independent certified public accountants (which accountants shall be acceptable to Lender, which acceptance shall not be unreasonably withheld; provided, however, the following accountants listed on Schedule B attached hereto shall be deemed acceptable by Lender) and (B) be certified by Guarantor to Lender as true and correct in all material respects and (C) contain such backup and/or supporting information as may be reasonably requested by Lender. In addition, Guarantor shall promptly furnish to Lender any other financial information reasonably requested by Lender from time to time in respect of Guarantor.

(d)        Net Worth Representation and Covenant. At all times while the Debt remains unsatisfied, Guarantor shall maintain a net worth of not less than $25,000,000.00 (calculated exclusive of the value of the Properties or any equity therein). For the purposes hereof, Guarantor’s net worth shall be determined based on Guarantor’s statement of stockholder equity (“Stockholder Equity Statement”).

(e)        Guarantor acknowledges that (a) the determination of net worth for purposes of subsection (d) above is based on the Stockholder Equity Statement and (b) it shall not make changes in the accounting methodology used in its Stockholder Equity Statement or other financial statements relevant thereto without the consent of Lender (which consent shall not be unreasonably withheld or delayed) except that it may make such changes in accordance with GAAP. To the extent that any such changes affect the manner in which compliance with the net worth covenant is tested or determined, Lender shall have the right in its reasonable discretion to adjust such calculations or determinations as necessary to allow for consistent testing, determinations and results.

27.        State Specific Provisions.

(a)        Guarantor acknowledges that this Guaranty is governed by the laws of the State of New York; provided, however, (i) that to the extent that a court of competent jurisdiction would deem the laws of the State of Nevada to be applicable to this Guaranty, Guarantor hereby unconditionally and irrevocably waives all provisions of this Guaranty that conflict with Nevada law. To the extent that a court of competent jurisdiction rules that the laws of the State of Nevada apply to this Guaranty, Guarantor waives: (A) to the extent permitted in paragraph 40.495(2) of the Nevada Revised Statutes (“NRS”), the benefits of the one-action rule under NRS Section 40.430, or any other statute or decision, to require Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power before proceeding against Guarantor; and (B) to the extent permitted by NRS 104.3605, discharge under NRS 104.3605(9); and

(ii)        that to the extent that a court of competent jurisdiction would deem the laws of the State of Kentucky to be applicable to this Guaranty, the liability of the Guarantor shall be joint and several for the payment in full of the entire amount of the Guarantied Obligations with that of the Borrower, any co-

maker, accommodation party or any other guarantor. Notwithstanding anything contained herein to the contrary, however, for purposes of KRS §371.065, to the extent not already complied with, the amount payable under this Guaranty shall not exceed in the aggregate the principal amount of $58,250,000.00, plus interest, attorney fees and costs and expenses of collection. All rights, powers, and remedies of Lender hereunder and under any other guaranties now or at any time hereafter in force between Lender and Guarantor shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Lender by law. Additionally, this guaranty shall terminate February 6, 2022, provided that such termination shall not affect the liability of the Guarantor with respect to: (1) obligations created or incurred prior to such date, or (2) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to, such obligations on or after such date.

(b)        Nothing in Section 27(a) shall be construed as to any intention of the parties that any state’s law other than the State of New York shall apply to this Guaranty.

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IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above.

STRATEGIC STORAGE TRUST, INC., a
Maryland corporation

By:	/s/ H. Michael Schwartz
Name:	H. Michael Schwartz
Title:	President